Jay Gellert President & Chief Executive Officer November 10, 2010 Credit Suisse 2010 Healthcare Conference Exhibit 99.1

Cautionary Statement
Cautionary Statement
All statements in this presentation, other than statements of historical information provided herein, may be deemed to be forward-looking statements and as such are subject to a number of risks and uncertainties. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, statements including the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially due to, among other things, health care reform, including the ultimate impact of the Patient Protection and Affordable Care Act, which could materially adversely affect the company’s financial condition, results of operations and cash flows through, among other things, reduced revenues, new taxes, expanded liability, and increased costs (including medical, administrative, technology or other costs), or require changes to the ways in which the company does business; rising health care costs; continued slow economic growth or a further decline in the economy; negative prior period claims reserve developments; trends in medical care ratios; membership declines; unexpected utilization patterns or unexpectedly severe or widespread illnesses; rate cuts affecting the company’s Medicare or Medicaid businesses; costs, fees and expenses related to the post-closing administrative services provided under the administrative services agreements entered into in connection with the sale of the company’s Northeast business; potential termination of the administrative services agreements by the service recipients should Health Net breach such agreements or fail to perform all or a material part of the services required thereunder; any liabilities of the Northeast business that were incurred prior to the closing of its sale as well as those liabilities incurred through the winding-up and running-out period of the
Northeast business; litigation costs; regulatory issues with agencies such as the California Department of Managed Health Care, the Centers
for Medicare and Medicaid Services and state departments of insurance; operational issues; investment portfolio impairment charges;
volatility in the financial markets; and general business and market conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors”
section included within the company's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”), and the risks discussed in the company’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. The company undertakes no obligation to publicly revise any of its forward-
looking statements to reflect events or circumstances that arise after the date of this presentation.

Emerging Environment
Emerging Environment
•
Economy is driving change
•
Deficit will affect health care
•
Future implementation of Affordable
Care Act remains to be defined
•
Diverse book of business with value
differentiation is key

HNT: Positioned for the Future
HNT: Positioned for the Future
•
Value-based products
–
Adequate coverage an emerging issue
–
Network and product differentiation key
•
Diverse book of stable businesses
–
Important with health care reform
–
Commercial balanced with multiple
government programs
•
Expect consistent and predictable financial performance
–
Can operate with MCR and have targeted G&A
–
Focus on cost containment

Diverse Businesses: Commercial
Diverse Businesses: Commercial
•
Move to lower price point products
–
Back to the future: return of HMO products
–
Efficient networks focused on high quality,
cost-effective providers
•
Sustain broad coverage
–
Benefit designs that meet customers’ needs
and health care reform requirements
•
Provider partnerships key
–
Drive to innovation in product design and
financial structures

Diverse Businesses: Medicare
Diverse Businesses: Medicare
•
Traditional strength:  network-model HMO markets
•
Sustain margins through product design and premiums
–
Benefit flexibility
–
Many counties still at zero dollar premium
–
Revenue opportunities
•
Ongoing assessment of special needs plans
•
Provider partnership opportunities

Diverse Businesses: Medicaid
Diverse Businesses: Medicaid
•
Enrollment flexes with employment
•
Stable financial performance despite
rate pressure
•
Expansion potential due to health care reform
•
Low-cost, capitated network presents product
development opportunities

Diverse Businesses:
Diverse Businesses:
Government Contracts
Government Contracts
•
Consistent and predictable TRICARE performance
•
New contract implementation on schedule for
April 1, 2011 launch
–
Accounting treatment being evaluated
–
Reimbursable costs with deployment
•
MFLC behavioral health program growing
•
New opportunities
–
Department of Defense cost pressures
–
Veterans Affairs health and others

9 Financial Performance Financial Performance • Stable enrollment • Expanding commercial margins • Managing general and administrative costs • Strong cash position • Share repurchase program

2010 Earnings Guidance
2010 Earnings Guidance
Year-end Membership (a)
•
Commercial: -3% to -4%
•
Medicaid: +5% to +6%
•
Medicare Advantage: Flat
•
Total Western Region
medical membership: Flat
•
PDP: - 6% to -7%
Consolidated Revenues (b) $13.0 to $13.5 billion
Commercial Yields (a) ~ 8.0% to 8.3%
Commercial Health Care Cost Trends (a) ~ 80 to 100 bps < Premium Yields
Selling Cost Ratio ~ 2.4%
Government Contracts Ratio ~ 94.5% to 95.0%
G&A Expense Ratio ~ 8.8% to 9.0%
Tax Rate (b) ~ 39.0%
Weighted-average Fully
Diluted Shares Outstanding
98 million – 100 million
GAAP EPS
Combined Western Region Operations
and Government Contracts EPS
$2.07 to $2.17
$2.55 to $2.58
(a) For the company’s Western Region Operations
(b) For the combined Western Region and Government Contracts segments

HNT: Building Shareholder Value
HNT: Building Shareholder Value
•
Strategic response to changing environment
•
Diverse book of stable businesses
•
Opportunities for growth and further
G&A reductions
•
Financial flexibility